Exhibit 4.2

PREFERRED STOCK

NUMBER	SHARES

G [•]	[•]

FIFTH THIRD BANCORP

PREFERRED STOCK G

INCORPORATED UNDER THE LAWS

OF THE STATE OF OHIO

SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP 316773 308

THIS CERTIFIES THAT

IS THE RECORD HOLDER OF

FULLY PAID AND NONASSESSABLE SHARES OF THE 8.50% NON-CUMULATIVE

PERPETUAL CONVERTIBLE PREFERRED STOCK SERIES G,

TWENTY FIVE THOUSAND DOLLARS ($25,000) LIQUIDATION PREFERENCE PER SHARE, OF

FIFTH THIRD BANCORP

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

FIFTH THIRD BANCORP

_____________	[CORPORATE SEAL]	_______________

Paul L. Reynolds		Kevin T. Kabat

SECRETARY	OHIO	PRESIDENT

COUNTERSIGNED AND REGISTERED:

AMERICAN STOCK TRANSFER & TRUST COMPANY

TRANSFER AGENT AND REGISTRAR

BY:_____________________________

AUTHORIZED SIGNATURE

The shares represented by this certificate an the other class or classes of shares, if any, which the Corporation is authorized to issue are subject to certain express terms contained in the Articles of Incorporation of the Corporation, a

copy of which shall be mailed by the Corporation to any shareholder without charge within five (5) days after receipt of a written request therefor. Any such request should

be addressed to the Secretary of the Corporation at 38 Fountain Square Plaza, Cincinnati, Ohio 45263

The following abbreviations, when used in the Inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common

TEN ENT - as tenants by the entireties

JT TEN - as joint tenants with right of

survivorship and not as tenants in common

UNIF GIFT MIN ACT - ____________________Custodian_________________________ under Uniform Gifts to Minors Act____________________
(Cust)	(Minor)	(State)

UNIF TRF MIN ACT - _______________ Custodian (until age _____) ________________ under Uniform Transfers_________________________under
(Cust)	(Minor)	(State)

Uniform Transfers to Minors Act_______________________________
(State)

Additional abbreviations may also be used though not in the above list

FOR VALUE REVEIVED,                                  hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER

IDENTIFYING NUMBER OF ASSIGNEE